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               JOHN HANCOCK GROWTH FUND

      Supplement to Prospectus dated May 1, 1994


The discussion of who is responsible for the day to day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

     Day-to day management of the Fund is carried out by Bernice S. Behar, supported by an investment team from the Adviser's equity group, headed by Michael P. DiCarlo. Ms.
Behar has been with the Adviser since 1991 and prior to that was a portfolio manager and investment analyst with Sanyo Securities America.

September 15, 1995

2000-9/95